UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2007  (December 29, 2006)

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XSTREAM BEVERAGE NETWORK, INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada

(State or Other Jurisdiction of Incorporation)

331-30158A	05-0547629
(Commission File Number)	(I.R.S. Employer Identification Number)

2 South University Drive

Suite 220

Plantation, Florida  33324

(Address of Principal Executive Offices, including Zip Code)

(954) 473-0850

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01

Other Events

On December 15, 2006, XStream Beverage Network, Inc. (the “Company”) signed a Letter of Intent to sell its distribution subsidiary, XStream Beverage Network of Maryland, Inc., to Global Beverage Solutions, Inc. (“Global Beverage”). The transaction will be structured as a merger of XStream Beverage Network of Maryland, Inc. into a wholly-owned subsidiary of Global Beverage. The transaction is subject to the parties executing a definitive Agreement and Plan of Merger (“Definitive Agreement”) in form and substance satisfactory to each party and their counsel by December 31, 2006.

On December 29, 2006, the Company and Global Beverage executed an amendment to the Letter of Intent. The amendment extended the execution date of the Definitive Agreement to on or before January 6, 2007, or such later date as the parties may mutually agree upon. The amendment also extended the closing date of the transaction to on or before January 22, 2007, or such later date as the parties may mutually agree upon.

On January 5, 2007, the Company and Global Beverage executed an amendment to the Letter of Intent. The amendment extended the execution date of the Definitive Agreement to (i) on or before January 12, 2007, or (ii) if the parties are diligently working towards finalizing the Definitive Agreement, on the date the Definitive Agreement is executed. The amendment also extended the closing date of the transaction to (i) on or before January 22, 2007, or (ii) if the parties are diligently working towards closing of the Definitive Agreement, on the date the Merger Agreement is consummated.

A copy of the Letter of Intent is attached hereto as Exhibit 2.1 and is incorporated herein. A copy of each amendment to the Letter of Intent is attached hereto as Exhibits 2.2 and 2.3 and are incorporated herein. A copy of the Press Release, issued on December 18, 2006, announcing the transaction is attached hereto as Exhibit 99.1 and is incorporated herein.

Item 8.01

Other Events

Please see Item 1.01.

Item 9.01

Financial Statements and Exhibits.

(a) – (c)

Not applicable.

(d)

Exhibits:

Exhibit Number	Description of Exhibit

*2.1	Letter of Intent between XStream Beverage Network, Inc. and Global Beverage Solutions, Inc., dated December 15, 2006

2.2	Amendment to Letter of Intent between XStream Beverage Network, Inc. and Global Beverage Solutions, Inc., dated December 29, 2006

2.3	Amendment to Letter of Intent between XStream Beverage Network, Inc. and Global Beverage Solutions, Inc., dated January 5, 2007

*99.1	Press Release issued by XStream Beverage Network, Inc. on December 18, 2006

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*

Previously filed on Form 8-K on December 21, 2006 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2007

XSTREAM BEVERAGE NETWORK, INC.

By:	/s/ JERRY PEARRING
Jerry Pearring, President